EXHIBIT 10.1

EXTENSION AMENDMENT, dated as of March 20, 2020 (this “Amendment”), among NMI Holdings, INC., a Delaware corporation (the “Company”), NMI SERVICES, INC., a Delaware corporation (the “Guarantor”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Agent”) and the other Revolving Lenders party hereto, to the Credit Agreement dated, as of May 24, 2018, among the Company, the several banks and other financial institutions or entities from time to time party to the Credit Agreement (the “Lenders”), and the Agent (as amended, modified and supplemented from time to time prior to the date hereof, the “Credit Agreement”, and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, the Company has made an Extension Offer under the Revolving Facility on the terms set forth herein;
WHEREAS, each Lender party hereto has agreed to such Extension Offer with respect to all of its existing Revolving Commitments;
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.     Extension Amendments.
(a)    Pursuant to Section 2.17 of the Credit Agreement, the Credit Agreement is, effective as of the Extension Amendment No. 1 Effective Date (as defined below), hereby amended to:
(i)    add the following definitions to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
“Extension Amendment No. 1” means Extension Amendment No. 1 to this Agreement, dated as of March 20, 2020, by and among the Company, the Agent and the Lenders party thereto.
“Extension Amendment No. 1 Effective Date” has the meaning set forth in Extension Amendment No. 1.
“Extension Amendment No. 1 Revolving Commitments” means the Extended Revolving Commitments established pursuant to Extension Amendment No. 1.
(ii)    replace in its entirety clause (b) of the definitions of “Applicable Margin” and “Applicable Revolving Commitment Fee Percentage” with the following:
(b)     Revolving Loans on any day, a percentage, per annum, determined by reference to the Debt Rating in effect on such day as set forth in the table below:

Pricing Level	Debt Ratings S&P/Moody’s	Applicable Margin for Eurodollar Rate Loans	Applicable Margin for Base Rate Loans	Applicable Commitment Fee Percentage
1	≥ BBB/Baa2	1.375%	0.375%	0.175%
2	BBB- / Baa3	1.50%	0.50%	0.225%
3	BB+ / Ba1	1.75%	0.75%	0.300%
4	BB / Ba2	2.00%	1.00%	0.350%
5	BB- / Ba3	2.50%	1.50%	0.450%
6	< B+ / B1	2.875%	1.875%	0.525%
(iii)    replace in its entirety the definition of “Maturity Date” with the following:
“Maturity Date” means, except to the extent extended pursuant to Section 2.17, (i) with respect to the Initial Term Loans, the fifth anniversary of the Closing Date, (ii) with respect to New Term Loans or Extended Term Loans, the maturity date of such New Term Loans or Extended Term Loans, as specified in the applicable Joinder Agreement or Extension Amendments, (iii) with respect to Revolving Loans (other than New Revolving Loans and Extended Revolving Loans, in each case, established following the Extension Amendment No. 1 Effective Date), February 22, 2023 and (iv) with respect to New Revolving Loans and Extended Revolving Loans

EXHIBIT 10.1

established following the Extension Amendment No. 1 Effective Date, the maturity date of such New Revolving Loans or Extended Revolving Loans, as specified in the applicable Joinder Agreement or Extension Amendment.
(b) Except as specifically set forth in clause (a) above, the terms and conditions of the Extension Amendment No. 1 Revolving Commitments and the Revolving Loans made thereunder shall be identical to the terms and conditions of the Revolving Commitments and the Revolving Loans made thereunder as in effect immediately prior to the Extension Amendment No. 1 Effective Date. For avoidance of doubt, the amendments set forth in clause (a) above shall apply to all Revolving Commitments in effect under the Credit Agreement immediately prior to the Extension Amendment No. 1 Effective Date.
Section 2.    Representations and Warranties, No Default. The Company hereby represents and warrants that (i) as of the Extension Amendment No. 1 Effective Date, after giving effect to the Extension Amendment No. 1 Revolving Commitments, and as of the date the Extension Offer with respect to this Amendment was delivered to the Lenders, no Event of Default or Default has occurred under the Credit Agreement and is continuing and (ii) the representations and warranties of the Company contained in Article 5 of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, (x) which are not qualified as to materiality shall be true and correct in all material respects and (y) which are qualified as to materiality shall be true and correct, in each case, on and as of the date of this Amendment except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects, or true and correct, as the case may be, as of such earlier date.
Section 3.     Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Extension Amendment No. 1 Effective Date”) that the following conditions have been satisfied:
(i)Execution of Amendment. The Agent shall have received executed signature pages hereto from the Company, the Subsidiary Guarantor, each Lender with a Revolving Commitment under the Credit Agreement (as of immediately prior to the effectiveness of this Amendment) and the Agent;
(ii)Fees and Expenses. The Agent shall have received (i) payment of all expenses required to be paid or reimbursed under Section 10.04 of the Credit Agreement for which invoices have been presented to Company within a reasonable period of time prior to the Extension Amendment No. 1 Effective Date, in each case on or before the Extension Amendment No. 1 Effective Date, (ii) payment of all upfront fees for the account of each Lender party hereto in an amount equal to 0.09% of such Lender’s Revolving Commitment outstanding as of immediately prior to the effectiveness of this Amendment and (iii) for the account of each relevant Lender, all accrued commitment fees and interest owing in respect of the Revolving Facility as in effect immediately prior to the Extension Amendment No. 1 Effective Date;
(iii)Legal Opinions. The Agent shall have received a customary legal opinion of (x) Wachtell, Lipton, Rosen & Katz, as special New York counsel for the Obligors and (y) Potter Anderson & Corroon LLP, Delaware counsel for the Obligors, relating to the Amendment;
(iv)Officer’s Certificate. The Agent shall have received a certificate of a Responsible Officer of the Company dated as of the Extension Amendment No. 1 Effective Date certifying that the representations and warranties of the Company contained in Section 2 of this Amendment are true and correct; and
(v)Closing Certificates. The Agent shall have received a certificate of the Secretary or Assistant Secretary or similar officer of each Obligor dated as of the Extension Amendment No. 1 Effective Date and certifying:
(1)that either (a) attached thereto is a true and complete copy of the certificate or articles of incorporation or other equivalent constituent and governing documents, including all amendments thereto, of such Obligor, certified as of a recent date by the Secretary of State (or other similar official or Governmental Authority) of the jurisdiction of its organization or by the Secretary or Assistant Secretary or similar officer of such Obligor or other person duly authorized by the constituent documents of such Obligor or (b) such certificate or articles of incorporation or other equivalent constituent and governing documents have not been amended since the Closing Date,
(2)that attached thereto is a true and complete copy of a certificate as to the good standing of such Obligor as of a recent date from such Secretary of State (or other similar official or Governmental Authority),
(3)that either (a) attached thereto is a true and complete copy of the by-laws (or other equivalent constituent and governing documents) of such Obligor as in effect on the Extension Amendment No. 1 Effective Date and at all times since the date of the resolutions described in the following subclause (4) or (b) such by-laws (or other equivalent constituent and governing documents) have not been amended since the Closing Date,

EXHIBIT 10.1

(4)that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Obligor, authorizing the execution, delivery and performance by such Obligor of this Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Extension Amendment No. 1 Effective Date, and
(5)as to the incumbency and specimen signature of each officer or authorized signatory executing this Amendment or any other Loan Document delivered in connection herewith on behalf of such Obligor.
Section 4.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The execution of this Amendment by any Lender shall constitute a response of such Lender to the Extension Offer relating to the Extension Amendment No. 1 Revolving Commitments. The execution of this Amendment by the Company and its delivery thereof to the Agent shall constitute delivery to the Agent of the notice required by Section 2.17(g) of the Credit Agreement.
Section 5.    Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The provisions set forth in Sections 10.15 and 10.16 of the Credit Agreement are hereby incorporated mutatis mutandis with all references to the “Agreement” therein being deemed references to this Amendment.
Section 6.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 7.    Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Extension Amendment No. 1 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement. Each Obligor hereby (i) acknowledges all of the terms and conditions of this Amendment and confirms that all of its obligations under the Loan Documents to which it is a party shall continue to apply to the Credit Agreement as amended hereby, (ii) in the case of the Subsidiary Guarantor, reaffirms, as of the date hereof, its guarantee of the Secured Obligations under the Guarantee and Security Agreement and (iii) reaffirms its grant of Liens on the Collateral (as defined in the Guarantee and Security Agreement) to secure the Secured Obligations pursuant to the Guarantee and Security Agreement.
[Signature pages follow]

EXHIBIT 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
NMI HOLDINGS, INC., as Company

By: /s/ Adam Pollitzer
Name: Adam Pollitzer
Title: Chief Financial Officer

NMI SERVICES, INC., as a Subsidiary Guarantor

By: /s/Adam Pollitzer
Name: Adam Pollitzer
Title: Chief Financial Officer

[Signature Page to NMI Extension Amendment]

EXHIBIT 10.1

JPMORGAN CHASE BANK, N.A.,
as Agent and a Lender

By: /s/ James. S. Mintzer
Name: James S. Mintzer
Title: Executive Director

[Signature Page to NMI Extension Amendment]

EXHIBIT 10.1

ROYAL BANK OF CANADA
as a Lender

By: /s/ Kevin Bemben
Name: Kevin Bemben
Title: Authorized Signatory

[Signature Page to NMI Extension Amendment]

EXHIBIT 10.1

DEUTSCHE BANK AG NEW YORK BRANCH
as a Lender

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By: /s/ Annie Chung
Name: Annie Chung
Title: Director

[Signature Page to NMI Extension Amendment]

EXHIBIT 10.1

TRUIST BANK
as a Lender

By: /s/ David Fournier
Name: David Fournier
Title: Managing Director

[Signature Page to NMI Extension Amendment]